SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: February 16, 2007

S3 INVESTMENT COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

California	000-28767	33-0906297
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

43180 Business Park Dr., Suite 202 Temecula CA 92590

(Address of principal executive offices)

Registrant's telephone number, including area code: (951) 587-3618

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICER

On February 16, 2007, Douglas Perkins, a member of the Board of Directors of S3 Investment Company, Inc. since January 2006, passed away. Mr. Perkins was a valued member of the Board of Directors and Audit Committee and will be greatly missed.  At this time, no one has been chosen to fill the vacancy created by the death of Mr. Perkins.

The Board of Directors now consists of James Bickel and Gary Nerison.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S3 INVESTMENT COMPANY, INC.

February 20, 2007	/s/ James Bickel
Date	James Bickel Chief Executive Officer